UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 24, 2017
Date of report (Date of earliest event reported)

SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 24, 2017, the following matters were submitted to the shareholders of the Company:

(1)	The following nominees were elected as directors of the Company for terms expiring in the year 2020 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Sarah W. Blumenstein	119,437,605	8,498,248	62,579
Kathryn M. McCarthy	119,413,176	8,520,992	64,264
There were a total of 8,472,711 broker non-votes for the election of directors.
Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Carl A. Guarino, Carmen V. Romeo, Alfred P. West, Jr. and William M. Doran.

(2)	A resolution to approve, on an advisory basis, the compensation of named executive officers, was approved by 99.1 percent of the votes cast based on the votes set forth below:

For	Against	Abstain
126,681,017	1,206,813	110,702
There were a total of 8,472,711 broker non-votes on this matter.

(3)	The appointment of KPMG LLP as the independent registered public accountants to examine the Company's consolidated financial statements for 2017 was ratified by the following vote:

For	Against	Abstain
136,352,601	71,841	46,701

(4)    On the frequency of future advisory shareholder votes on the compensation paid to named executive officers:

One Year	Two Years	Three Years	Abstain
98,481,186	231,645	12,512,952	16,772,649
There were a total of 8,472,711 broker non-votes on this matter.

Item 8.01.	Other Events.
On May 24, 2017, the Company issued a press release declaring a regular semi-annual dividend of $0.28 (twenty-eight cents) per share. The cash dividend will be payable to shareholders of record on June 7, 2017, with a payment date of June 16, 2017.
A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 5.07, Item 8.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of SEI Investments Company dated May 24, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date:	May 25, 2017	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of SEI Investments Company dated May 24, 2017.

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